UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 11, 2011

ENERGY TELECOM, INC.
(Exact name of registrant as specified in its charter)

Florida	333-167380	65-0434332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501-B N. Ponce de Leon Blvd., #393, St. Augustine, Florida 32084
(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 819-8995

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.           Changes in Registrant’s Certifying Accountant

On November 11, 2011, Energy Telecom, Inc. (the “Company”) dismissed CCR LLP (“CCR”), as its independent registered public accounting firm. The reports of CCR on the Company’s financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as that the reports of CCR for the fiscal years ended December 31, 2010 and 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change independent accountants was approved by the Company’s Board of Directors on November 11, 2011.

During the Company’s two most recent fiscal years and through the date of this report, it has had no disagreements with CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CCR, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the Company’s two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided CCR with a copy of this disclosure before its filing with the SEC. The Company requested that CCR provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from CCR stating that it agrees with the above statements.  A copy of the letter from CCR is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed RBSM LLP (“RBSM”) as its new independent registered public accounting firm, effective as of November 11, 2011. During the two most recent fiscal years and through the date of the Company’s engagement of RBSM, the Company did not consult with RBSM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging RBSM, RBSM did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from CCR to RBSM.

A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

ITEM 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from CCR LLP to the SEC, dated as of November 15, 2011.
99.01	Press Release of Energy Telecom, Inc., dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TELECOM, INC.

Dated: November 15, 2011	BY:	/s/ THOMAS RICKARDS
Thomas Rickards Chief Executive Officer